EXHIBIT 10.2


                                                                    Exhibit A to
                                                              Fifth Amendment to
                                                   Credit and Security Agreement

                                 REVOLVING NOTE
$2,500,000
                                                          Minneapolis, Minnesota
                                                                   June __, 2000

            For value received, the undersigned, MEDAMICUS, INC., an Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND, or if demand is not sooner made, as provided under the Credit Agreement (defined below) to the order of WELLS FARGO CREDIT, INC. f/k/a Norwest Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement dated as of March 5, 1996 by and between the Lender and the Borrower as amended by a First Amendment to Credit and Security Agreement dated as of June 27, 1997, a Second Amendment to Credit and Security Agreement dated as of May __, 1998, a Third Amendment to Credit and Security Agreement dated as of June 17, 1998, a Fourth Amendment to Credit and Security Agreement dated as of April 29, 1999 and a Fifth Amendment to Credit and Security Agreement dated as of June __, 2000 (as the same may be further amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

            This Note is issued in replacement of and in substitution for, but not in payment of, that certain Revolving Note of the Borrower dated April 29, 1999, payable to the order of the Lender in the principal amount of $2,000,000.

            This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.



                                       MEDAMICUS, INC.



                                       By
                                          --------------------------------------
                                          James D. Hartman
                                          Its President


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


                                                                    Exhibit B to
                                                              Fifth Amendment to
                                                   Credit and Security Agreement


                             COMPLIANCE CERTIFICATE

To:         Diane Conley
            Wells Fargo Credit, Inc.

Date:       __________________, _____

Subject:    MedAmicus, Inc.
            Financial Statements

            In accordance with our Credit and Security Agreement dated as of March 26, 1996 as amended by a First Amendment to Credit and Security Agreement dated as of June 27, 1997, a Second Amendment to Credit and Security Agreement dated as of May __, 1998, a Third Amendment to Credit and Security Agreement dated as of June 17, 1998, a Fourth Amendment to Credit and Security Agreement dated as of April 29, 1999 and a Fifth Amendment to Credit and Security Agreement dated as of June __, 2000 (as amended, the "Credit Agreement"), attached are the financial statements of MedAmicus, Inc. (the "Borrower") as of and for ________________, _____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

            I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

            Events of Default. (Check one):
            -----------------

      |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

            Financial Covenants. I further hereby certify as follows:
            -------------------

            1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:


            ------------------------------ ---------------------------
                        Period               Minimum Book Net Worth
                        ------               ----------------------
            ------------------------------ ---------------------------
                 May 31, 2000 through
                   August 30, 2000                 $2,100,000
            ------------------------------ ---------------------------
                  September 1, 2000
                       through
                   November 30, 2000               $2,400,000
            ------------------------------ ---------------------------
                December 1, 2000 and
                     thereafter                    $2,800,000
            ------------------------------ ---------------------------

            2. Liquid Assets. Pursuant to Section 6.10 of the Credit Agreement, as of the Reporting Date, the amount of unencumbered Liquid Assets in the account or accounts with NISI was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than 25% of the outstanding Advances.

            Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                       MEDAMICUS, INC.


                                       By
                                          --------------------------------------
                                          Its Chief Financial Officer


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